UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_______________
  CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) November 24, 2015
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DANAHER CORPORATION
(Exact Name of Registrant as Specified in Its Charter)
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Delaware
(State or Other Jurisdiction of Incorporation)

001-08089	59-1995548
(Commission File Number)	(IRS Employer Identification No.)

2200 Pennsylvania Avenue, NW, Suite 800W, Washington, D.C.	20037-1701
(Address of Principal Executive Offices)	(Zip Code)

202-828-0850
(Registrant’s Telephone Number, Including Area Code)

Not applicable
(Former Name or Former Address, if Changed Since Last Report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS
As disclosed in its Quarterly Report on Form 10-Q for the quarter ended October 2, 2015, on July 14, 2015, Danaher Corporation (“Danaher” or the “Company”) consummated the split-off of the majority of its Test & Measurement segment's communications business (other than the data communications cable installation business and the communication service provider business of Fluke Networks which are now part of the instruments business of the Company's Test & Measurement segment) to Danaher shareholders who elected to exchange Danaher shares for ownership interests in the communications business, and the subsequent merger of the communications business with a subsidiary of NetScout Systems, Inc. (“NetScout”). The accounting requirements for reporting the disposition of the communications business as a discontinued operation were met when the separation and merger were completed. Accordingly, the accompanying consolidated financial statements for all periods presented reflect this business as discontinued operations.
The Company is filing this Current Report on Form 8-K to retroactively revise its previously filed audited consolidated financial statements as of December 31, 2014 and 2013 and for each of the three years in the period ended December 31, 2014 to reflect the communications business as a discontinued operation. This revision had no effect on the Company’s historical reported net earnings or earnings per common share. Item 6 (Selected Financial Data), Item 7 (Management's Discussion and Analysis of Financial Condition and Results of Operations) and Item 8 (Financial Statements and Supplementary Data) of Part II of Danaher's Annual Report on Form 10-K for the year ended December 31, 2014 (the “2014 Form 10-K”), updated for the revision described above, are attached as Exhibit 99.1 hereto, the Calculation of Ratio of Earnings to Fixed Charges updated for the revision described above, is attached as Exhibit 12.1 hereto and the updated consent of the Company’s independent registered public accounting firm is attached as Exhibit 23.1.
The information set forth in Exhibit 99.1 supersedes the corresponding disclosures in the 2014 Form 10-K. This Form 8-K does not reflect events occurring after the filing of the 2014 Form 10-K and does not modify or update the disclosures therein in any way, other than as required to reflect the communications business as a discontinued operation.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)	Exhibits:

Exhibit No.	Description

12.1	Recast Calculation of Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Recast Management's Discussion and Analysis of Financial Condition and Results of Operations and Recast Consolidated Financial Statements and Notes to the Consolidated Financial Statements for the fiscal years ended December 31, 2014, 2013 and 2012.

101.INS	XBRL Instance Document (1)
101.SCH	XBRL Taxonomy Extension Schema Document (1)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (1)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (1)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (1)

(1)    Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013, (ii) Consolidated Statements of Earnings for the 12 months ended December 31, 2014, 2013 and 2012, (iii) Consolidated Statements of Comprehensive Income for the the 12 months ended December 31, 2014, 2013 and 2012, (iv) Consolidated Statements of Stockholders’ Equity for the 12 months ended December 31, 2014, 2013 and 2012, (v) Consolidated Statements of Cash Flows for the 12 months ended December 31, 2014, 2013 and 2012 and (vi) Notes to Consolidated Financial Statements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and otherwise is not subject to liability under these sections.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DANAHER CORPORATION

Date:	November 23, 2015	By:	/s/ Daniel L. Comas
Daniel L. Comas
Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

12.1	Recast Calculation of Ratio of Earnings to Fixed Charges
23.1	Consent of Independent Registered Public Accounting Firm
99.1
Recast Management's Discussion and Analysis of Financial Condition and Results of Operations and Recast Consolidated Financial Statements and Notes to the Consolidated Financial Statements for the fiscal years ended December 31, 2014, 2013 and 2012.

101.INS	XBRL Instance Document (1)
101.SCH	XBRL Taxonomy Extension Schema Document (1)
101.CAL	XBRL Taxonomy Extension Calculation Linkbase Document (1)
101.DEF	XBRL Taxonomy Extension Definition Linkbase Document (1)
101.LAB	XBRL Taxonomy Extension Label Linkbase Document (1)
101.PRE	XBRL Taxonomy Extension Presentation Linkbase Document (1)

(1)    Attached as Exhibit 101 to this report are the following documents formatted in XBRL (Extensible Business Reporting Language): (i) Consolidated Balance Sheets as of December 31, 2014 and December 31, 2013, (ii) Consolidated Statements of Earnings for the 12 months ended December 31, 2014, 2013 and 2012, (iii) Consolidated Statements of Comprehensive Income for the the 12 months ended December 31, 2014, 2013 and 2012, (iv) Consolidated Statements of Stockholders’ Equity for the 12 months ended December 31, 2014, 2013 and 2012, (v) Consolidated Statements of Cash Flows for the 12 months ended December 31, 2014, 2013 and 2012 and (vi) Notes to Consolidated Financial Statements. Users of this data are advised pursuant to Rule 406T of Regulation S-T that this interactive data file is deemed not filed or part of a registration statement or prospectus for purposes of Sections 11 or 12 of the Securities Act of 1933, is deemed not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, and otherwise is not subject to liability under these sections.